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                                                                    EXHIBIT 10.5

                                2CAN MEDIA, INC.
                            REPRESENTATION AGREEMENT

                                  PAGE 1 OF 13


         THIS REPRESENTATION AGREEMENT (the "Agreement") between 2CAN Media, Inc. (2CAN) with their principal place of business located at 20700 Ventura Blvd., Suite 205 Woodland Hills, CA 91364 and FreeRealTime.com (FRT) with their principal place of business located at 4695 MacArthur Court, Suite 500, Newport Beach, CA 92660 will constitute a valid and binding agreement, set forth below in the terms and conditions, and on any Attachments hereto. 2SCAN and FreeRealTime.com agree to the following:

1.       SERVICES

                  a. 2CAN will provide advertising sales representation and consultation for the FreeRealTime.com, web site(s) (the Service) (see attachment A for list).

                  b. 2CAN will update FRT on the progress and demand of the Internet advertising marketplace, while FRT will update 2CAN on new opportunities with its Service.

                  c. FRT and 2CAN acknowledge and agree that 2CAN is an independent contractor to FRT and not an employee, partner, agent, joint venture or partner of FRT. 2CAN is an independent contractor and is solely responsible for all taxes, withholdings, and other similar statutory obligations, including, but not limited to, worker's compensation insurance.

                  d. The performance of 2CAN and FRT under this Agreement shall be conducted with due diligence and in full compliance with the highest professional standards of practice in the industry.

                  e. FRT will indemnify and hold 2CAN harmless, and will defend 2CAN against any and all loss, liability, damage, claims, demands or suits and related costs and expenses to persons or property ("Loss") that arises, directly or indirectly, from acts or omissions of FRT, in connection with this Agreement or from breach of any term or condition of this Agreement.

                  f. 2CAN will indemnify and hold FRT harmless from, and will defend FRT against any and all loss, liability, damage, claims, demands or suits and related costs and expenses to persons or property ("Loss") that arise, directly or indirectly, from acts or omissions of 2CAN, in conjunction with this Agreement of from breach of any term or condition of this Agreement.

2.       AD SERVING & TRACKING

                  a. By the tenth of each preceding month, FRT will provide 2CAN with a projection for the subject month of visitors, page views, and banner advertisement inventory, and an allocation of banner advertisements.

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                  b. FRT will utilize banner serving through 2CAN. Fees will be waived and covered by 2CAN for the Service, if 2CAN has, for allocated banner inventory, 100% control of the allocated banner inventory and 2CAN can run whatever revenue forms of banners that can be sold to cover banner serving and bandwidth cost. 2CAN will not run any advertising campaign on the Service, which is offensive or competitive to FRT businesses. If FRT requests specific paid or non-paid campaigns to be placed on the Service, FRT agrees to pay 2CAN $.55 net per thousand (should 2CAN's ad-serving cost decrease, so will the FRT ad-serving cost), for paid or non-paid open inventory banner serving, auditing and reporting. 2CAN will deduct fees for such banner serving from checks being sent to FRT for advertising revenue. If FRT request banners to be served for their own internal purposes, using the cost listed above, the amount of banner impressions will not exceed ten percent (10%) of the monthly banner impressions allocated to 2CAN by FRT to sell.

                  c. FRT agrees to use 2CAN to deliver 100% of its allocated banner advertisements within 60 days from the execution of this agreement.

                  d. 2CAN agrees to use its best efforts to manage the sales mix of allocated banner inventory, including type of advertisement and CPM, with an objective of maximizing monthly advertising revenue, and agrees to sell 100% of allocated banner inventory at a minimum $2 CPM.

3.       CONFIDENTIAL INFORMATION

                  2CAN and FRT understand and agree that in the performance of this Agreement each party may have access to private or confidential information of the other party, its parent company, subsidiaries and affiliates, and its and their customers and suppliers, including but not limited to, trade secrets, marketing and business plans and technical specifications and information, which is designated as confidential by the disclosing party in writing, whether by letter or by the use of a confidential or proprietary stamp or legend, prior to or at the time it is disclosed to the other party ("Confidential Information"). Included in the definition of Confidential Information, but not by way of limitation, it is agreed that the identity and other information regarding users of the Service, the financial information regarding use and development of the Service, calculation of and the amounts paid 2CAN hereunder shall be considered Confidential Information of FRT. In addition, information or data that relates to the business and activities of 2CAN and FRT, their parent companies, subsidiaries and affiliates and the entities with whom they do business that is obtained by the other party as a result of this Agreement shall be considered Confidential Information of such party. Each party agrees that: (1) all Confidential Information shall remain the exclusive property of the owner; (2) it shall maintain, and shall cause its employees and agents and subcontractors to maintain, the confidentiality and secrecy of the other party's Confidential Information; (3) it shall not, and shall ensure that its employees and agents do not, copy, publish, manipulate, disclose to others or otherwise use the Confidential Information of the other party; and (4) it shall return or destroy all copies of Confidential Information upon request of the other party, and indemnify and hold harmless the owner from and against all damages and expenses (including attorneys' fees and costs) arising from a breach of this provision. Notwithstanding the foregoing, Confidential Information shall not include any information to the extent it (i) is or becomes a part of the public domain through no act or omission on the part of the receiving party, (ii) is disclosed to

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third parties by the disclosing party without restriction on such third parties,
(iii) is in the receiving party's possession, without actual or constructive knowledge of an obligation of confidentiality with respect thereto, at or prior to the time of disclosure under this Agreement, (iv) is disclosed to the receiving party by a third party having no obligation of confidentiality with respect thereto, (v) is independently developed without access or reference to the disclosing party's Confidential Information, or (vi) is released from confidential treatment by written consent of the disclosing party.

4.       CLIENTS

                  a. To avoid possible sales conflicts, 2CAN will not call on any of the advertising agencies or clients specified by FRT. (See Attachment B for list).

                  b. To avoid duplication of sales efforts with CyberReps (FRT contract expires May 1, 1999), 2CAN shall not pursue any advertiser listed on Attachment C ("Attachment C") and made a part of this Agreement, however, after May 1, 1999 2CAN has the right to pursue all advertisers listed in Attachment C.

                  c. FRT reserves the right to develop an in-house ad sales staff to coordinate with and supplement 2CAN's ad sales efforts.

5.       MARKETING MATERIAL

                  a. 2CAN will highlight the Service in its World Wide Web site on the Internet located at www.2canmedia.com and within its media kit. FRT will have rights of advance review and final approval of media kit marketing material before 2CAN presents it to any potential clients.

                  b. FRT agrees to provide 2CAN with reasonable amounts of FRT promotional material so the 2CAN may sell advertising on the Service.

                  c. Both parties must approve all press releases, announcements or collateral materials referring to 2CAN-FRT partnership before they are released to the press or any third party.

                  d. FRT will authorize 2CAN Media, Inc. to register as FRT's Agent in all relevant periodicals, directories, and other marketing sources during the term of this Agreement.

6.       TERM AND TERMINATION

                  a. The term of this exclusive Agreement is one (1) year from the date of this execution with an evaluation privilege sixty (60), one hundred-twenty (120), one hundred-eighty (180), two hundred-forty (240), and three hundred (300) days from such date. At such evaluation periods, 2CAN and FRT will evaluate advertising revenue performance for the prior two month period, including a consideration of allocated banner inventory and advertising revenues generated for FRT, and if revenues are below fifty (50) percent of projections (see Attachment D) FRT has the option to terminate this Agreement with thirty
(30) days-advanced written notice. Either party may terminate this Agreement at the end of one (1) year with ninety-(90)

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days-advanced written notice. With the written consent of both parties this
Agreement can be amended at any time during the term of this Agreement. This agreement will automatically renew for one (1) year in full force at the end of the term, unless sooner terminated in accordance with the provisions hereof.

                  b. If either party shall materially breach any provision contained in the Agreement and such breach shall not have been cured within thirty (30) days after written notice thereof shall have been given to the breaching party, the party giving such notice may then give further written notice to the breaching party immediately terminating this Agreement in which event this Agreement and rights granted hereunder shall terminate on the date specified in such further notice. All revenue due FRT minus all ad-serving fees (as defined in section 2b) and compensation (as defined in section 8) due 2CAN prior to termination will be paid in accordance with Section 10c. of this Agreement.

                  c. 2CAN may, at our sole discretion, decide to terminate this Agreement immediately if we feel that continuing to represent FRT's Website conflicts with our standards and the standards being set by other website in our network. Examples of this include: pornography, excessive violence, abusive and/or foul language, or a pattern of neglect on the Website such that it appears FRT is not updating it regularly, or has abandoned it altogether.

7.       ACCOUNT BOOKING

                  Once a month, 2CAN will e-mail advertising schedule details to FRT, to include cost, banner advertising placement, flight dates, and impression targets.

8.       COMPENSATION

                  For all advertising revenue booked on the Service during the term of this Agreement, 2CAN will receive Thirty percent (30%) commission on all net advertising revenues sold by this Service.

9.       EXPENSES

                  2CAN will be solely responsible for all expenses related to client entertainment and travel expenses.

10.      INVOICING

                  a. Collection. 2CAN will invoice and collect all allocated advertising revenue that it books for FRT.

                  b. Billing. Billing by 2CAN is calculated using gross invoice amount, equal to CPM in effect at the time of signature of the Insertion Order, multiplied by the number of Impressions delivered divided by one thousand. The net invoice amount is the gross invoice amount less a 15% agency commission (where applicable). The invoice sent by 2CAN to the Advertiser will include both a gross invoice amount and the net invoice amount in applicable situations. 2CAN shall pay FRT the amount for each campaign calculated from the net invoice amount billed to the Advertiser (i.e., the amount that we are actually due to receive from the Advertiser), less 2CAN's Commission, as set forth in Section 8.

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                  c. Payment. 2CAN shall remit amounts due to FRT within fifteen
(15) business days from when we are in receipt of payment or within 120 days of the end of the campaign, whichever occurs first.

                  d. Any advertiser who becomes a bad debt client (non-payment greater than sixty (60) days shall be restricted from the Service until the account is current.

                  E. Reports. 2CAN will provide written details of 2CAN generated activity on the Website. These reports will be bi-weekly, at a minimum, summarize the 2CAN ad campaigns, including (i) the number of Impressions delivered, (ii) the type of advertisement (e.g. site specific, network/ bundled)and the corresponding CPM and (iii) the total revenue generated.

11.      GENERAL

                  a. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which the party may be entitled.

                  b. This Agreement constitutes the entire understanding between the parties, and supersedes all prior negotiations or understandings between the parties concerning the subject matter contained in this Agreement.

                  c. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made and performed in California without regard to conflicts of law principle. The parties hereto submit to the exclusive jurisdiction of the Federal courts located in the County of Los Angeles, California for the purpose of resolving any dispute relating to the subject matter of this Agreement.

                  d. The provisions of this agreement are severable and the invalidity or unenforceability of any provisions hereof shall not affect the validity or enforceability of the other provisions hereof.

12.      FRT'S REPRESENTATIONS AND WARRANTIES.

                  FRT represents and warrants that (i) it has full power and authority to enter into this Agreement, (ii) this Agreement does not conflict with any other agreement or commitment made by FRT, (iii) it shall not do anything to harm or bring into disrepute or disparage 2CAN or any Advertiser,
(iv) the Website is year 2000 compliant, and (v) it will use its best efforts to provide its services in accordance with the terms of this Agreement and in accordance with industry standards.

13.      2CAN'S REPRESENTATIONS AND WARRANTIES.

                  2CAN represents and warrants that

                  (i) it has full power and authority to enter into this Agreement, (ii) this Agreement does not conflict with any other agreement or commitment made by FRT, (iii) it shall not do anything to harm or bring into disrepute or disparage 2CAN or any Advertiser, (iv) it will

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use its best efforts to provide its services in accordance with the terms of this Agreement and in accordance with industry standards.

14.      EXCLUSION OF DAMAGES.

                  IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF DATA, LOSS OF USE, OR LOSS OF PROFIT ARISING HEREUNDER OR FORM THE PROVISION OF SERVICES, INCLUDING ADVERTISING ON FRT'S WEB SITE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of March 10, 1999:

2CAN Media, Inc.:                          FreeRealTime.com:

By: /s/ Shawn O'Neill                      By: /s/ Brad Gunn
    ----------------------------               --------------------------
Name:  Shawn O'Neill                       Name:  Brad Gunn
Date:  March 10, 1999                      Date:  March 10, 1999
Title: Manager, Business Development       Title: President

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Attachment A

                  This Attachment dated March 10, 1999 supersedes any previous drafted Attachment. Representation by 2CAN for FreeRealTime.com includes the following Website(s):

Site Name - http://www.freerealtime.com

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Attachment B

         This Attachment dated March 10, 1999 supersedes any previous drafted Attachment.

         The following is a list of Accounts and/or Categories that FRT will directly sell advertising to or FRT finds competitive to their Service. 2CAN is not to contact any of the following accounts on behalf of FRT, unless FRT formally notifies 2CAN in writing. If FRT runs any of the following Accounts and/or Categories using 2CAN's banner serving service, FRT agrees to pay the set Tracking Fee as determined in Section 2.

A. Co-Brands

   Big Charts -- www.bigcharts.com
   Briefing.com -- www.briefing.com
   Business Wire -- www.businesswire.com
   Individual Investor Online -- www.iionline.com
   InfoSpace -- www.infospace.com
   Internet Stock News -- www.internetstocknews.com
   IPO.com -- www.ipo.com
   Market Guide -- www.marketguide.com
   Wall Street Traders -- www.wstraders.com
   Zack's Investment Research -- www.zacks.com

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Attachment C

                  This Attachment dated March 10, 1999 supersedes any previous drafted Attachment.

Current Advertisers

                  AF Trader
                  Ameritrade - www.ameritrade.com
                  Datek - www.datek.com
                  DLJ Direct
                  Multex Investor Network
                  Quick & Reilly
                  S&P Personal Wealth
                  Scottrade - www.scottrade.com
                  Smith Barney
                  Stock Buyer
                  Stock Find
                  Stock Genie
                  The Stock Page
                  StockPoint
                  StockVantage
                  Strong Funds
                  Suretrade - www.suretrade.com
                  TheStreet.com
                  USANet

Company

                  ABN Amro
                  Accutrade/Sacco Group
                  AFTrader
                  AIM Funds/Interactive Deutsch
                  All-American Brokers (ebroker.com)
                  AllState Corporation
                  AllState/Leo Burnett
                  American Century/Chase/Organic Online
                  American Century/ibank/Rubin Postaer & A...
                  Ameristock Mutual Funds
                  Ameritrade Holding Corp.
                  Ameritrade/OgilvyOne Worldwide
                  AmEx Financial Advisor's/Wunderman, Cato,...
                  Andersen Consulting
                  AT&T/Modem Media
                  Atlanta Internet Bank
                  Atlanta Internet Bank, S&P/K2 Design
                  Bank Boston/Hill Holiday
                  Bank of America/LeftField
                  Baseline Financial Services
                  Big Charts
                  British Airways
                  Broadview Associates
                  Brooks Brothers
                  Brookstone
                  Brown & Co./Doremus
                  Brown. & Co./Gearon & Hoffman

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                  Bull & Bear
                  Cadillac/Pontiac/DMB&B
                  Calvert Group
                  Charles Schwab/KP Media
                  Chicago Board Options Exchange
                  Citicorp
                  CS First Boston
                  Datek Securities Corporation (Datek Online)
                  Datek/Upside/Strong Funds/Mediaplex
                  Datek/Web Connect
                  DBC Online (Data Broadcasting Corp.)
                  Delta Airlines/Modem Media
                  Discover Brokerage Firm/J. Walter Thompson
                  Discover Brokerage/Lot2l
                  DLJ Direct
                  Dreyfus Corporation
                  Dreyfus/Citron, Haligman, Bedecarre
                  Dreyfus/edreyfus
                  Dreyfus/edreyfus/Grace Roth-Schild
                  E-Forex
                  E-Trade
                  E-Trade (Gotham)
                  E*Trade (Modem Media)
                  Edward Jones
                  Ernst & Young
                  FarSight Financial
                  Fidelity Investments
                  Financial Intranet
                  First Union Bank/Hal Riney
                  Forbesnet
                  Founders Asset Management
                  Franklin Templeton
                  Freedom Investments
                  Goldman Sachs
                  H & R Block
                  H & R Block/Wunderman, Cato, Johnson
                  Hambrecht & Quist
                  IMF Corporation
                  Individual lnvestor Online/Digital Pulp
                  Innotech Multimedia Corporation
                  InterAdNet
                  Intuit (Quicken)
                  INVESCO Funds Group, Inc.
                  InvesTools
                  J. and W. Seligman
                  Jaguar Cars Inc.
                  Jaguar/OgilvyOne Worldwide
                  Janus Funds
                  Janus Funds/Think New Ideas
                  JB Oxford & Company
                  John Hancock Mutual Life Insurance
                  John Hancock/Modem media
                  K Aufhauser & Company, Inc.
                  Kaufmann Fund. Inc.
                  KOSTECH Small Cap research
                  KPMG Peat Marwick LLP

                  Liberty Financial Companies
                  Lincoln Financial/Beyond Interactive
                  Lind-Waldock & Company
                  Mastercard International
                  Mastercard International/Multimedia Resources
                  MCI/Messner, Vetere
                  MCSI Consulting Group
                  Merrill Lynch
                  Merrill Lynch & Co., Inc.
                  Merrill Lynch/J. Walter Thompson
                  Messner, Vetere, Berger. McNamee, Schme...
                  MetLife
                  Microsoft Investor/Anderson Lembke
                  Microsoft Investor/Home Advisor
                  Microsoft Money/Andersen Lembke
                  Microsoft/Andersen Lembke
                  Money Magazine/ALC Interactive
                  MoneyNet (Reality Online)
                  Montgomery Securities
                  Montgomery Securities/Goodby Silverstein
                  Morgan Stanley & Co. Inc.
                  Morningstar.net
                  Morrison & Foerster
                  Mr. Stock
                  Muhlenkamp & Company
                  Multex Investor Network/i33
                  Multex Systems
                  Mutual Funds Encyclopedia.
                  National Discount Brokers
                  National Discount Brokers/Hampel Stefanides
                  Neuberger & Berman Management Services
                  Northwestern Mutual Life Insurance Co.
                  Olde Discount Corporation
                  Pacific Continental Securities Corp./US Invest
                  PaineWebber Inc.
                  Paradigm Interactive/lstTennessee Bank/La...
                  Paradigm Interactive/Crestar Financial
                  Penny Stock Picks
                  Pioneer Capital Corp.
                  Price Waterhouse LLP
                  Putnam Investments
                  Quick & Reilly
                  Quick & Reilly/in2
                  Quick & Reilly/Publicis Bloom
                  Robertson Stephens & Co.
                  S&P Personal Wealth/K2 Design
                  Saab Cars USA, Inc.
                  Saab/The Martin Agency
                  Saab/The Martin Agency
                  Salomon Smith Barney/Agency.com
                  Schwab/Partners & Simons
                  Scottrade Securities (Scottsdale Securities)
                  SEI Investments
                  Select Information Exchange
                  Smith Barney
                  Sovereign Securities, Inc (mydiscountbroker...

                  Sprint Corporation
                  Sprint/Eagle River Interactive
                  Standard & Poor's
                  Stein Roe & Farnham
                  Stock Genie
                  Stock Genie/Ad Shop
                  Stock Group
                  StockBuyer/Impact Marketing
                  StockPage
                  StockPoint
                  StockScape
                  Stocksite (go2.net)
                  StockSmart
                  StocksToWatch.com
                  Strong Capital Management (Strong Funds)
                  Strong Funds
                  SURETRADER/i33
                  T. Rowe Price
                  The Future Superstock
                  The Image Team
                  The Principal Financial Group
                  The Roman Group/PCFN
                  The Sharper Image
                  Thestreet.com/CKS
                  Thestreet.com/CKS NY
                  Thomsen Investors Network
                  Thomsen Investors Network/ReaXions
                  Paradigm Interactive/1stTennessee Bank/La...
                  Paradigm Interactive/Crestar Financial
                  Penny Stock Picks
                  Pioneer Capital Corp.
                  Price Waterhouse LLP
                  Putnam Investments
                  Quick & Reilly
                  Quick & Reilly/in2
                  Quick & Reilly/Publicis Bloom
                  Robertson Stephens & Co.
                  S&P Personal Wealth/K2 Design
                  Saab Cars USA, Inc.
                  Saab/The Martin Agency
                  Saab/The Martin Agency
                  Salomon Smith Barney/Agency.com
                  Schwab/Partners & Simons
                  Scottrade Securities (Scottsdale Securities)
                  SEI Investments
                  Select Information Exchange
                  Smith Barney
                  Sovereign Securities, Inc (mydiscountbroker... Sprint Corporation
                  Sprint/Eagle River Interactive
                  Standard & Poor's
                  Stein Roe & Famham
                  Stock Genie
                  Stock Genie/Ad Shop
                  Stock Group
                  StockBuyer/Impact Marketing

                  StockPage
                  StockPoint
                  StockScape
                  Stocksite (go2.net)
                  StockSmart
                  StocksToWatch.com
                  Strong Capital Management (Strong Funds)
                  Strong Funds
                  SURETRADE/133
                  T. Rowe Price
                  The Future Superstock
                  The Image Team
                  The Principal Financial Group
                  The Roman Group/PCFN
                  The Sharper Image
                  Thestreet.com/CKS NY
                  Thomsen Investors Network
                  Thomsen Investors Network/ReaXions
                  Thunder House (Chase Bank, SGI)
                  Thunder House/Scudder
                  Thunder House/Smith Barney
                  Trading Direct
                  Union Bank of Switzerland
                  US Trust
                  Vanguard Group
                  VestCom Holdings Inc./StockVantage
                  Vital Information
                  Wall Street Access Discount Brokerage
                  Wall Street City
                  Wall Street Journal Interactive/Freeman & A...
                  Waterhouse Securities (Web Broker)
                  Web Street Securities
                  Web Street Securities/DDB Needham
                  Wellington Capital
                  Wells Fargo
                  Worden Brothers
                  Yoyodyne/Beyond Interactive
                  Zurich Kemper Investments